                      METROPOLITAN LIFE INSURANCE COMPANY
                      NEW ENGLAND VARIABLE ANNUITY FUND I


                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                        SUPPLEMENT DATED APRIL 28, 2014
                                       TO
              PROSPECTUS DATED NOVEMBER 1, 2002 (AS SUPPLEMENTED)


This supplement updates certain information contained in your last prospectus dated November 1, 2002 and subsequent supplements. You should read and retain this supplement.


We currently are not offering any new contracts. However, Contractholders of existing flexible payment deferred contracts may continue to make purchase payments.


The portfolio available with your contract is the MetLife Stock Index Portfolio (the "Portfolio") of the Metropolitan Series Fund.

METROPOLITAN SERIES FUND -- CLASS A
     MetLife Stock Index Portfolio

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


EXPENSE TABLE


The first table below shows the range (minimum and maximum) of total annual operating expenses charged by the Portfolio, before any voluntary or contractual fee waivers and/or expense reimbursements. The assets of the New England Variable Annuity Fund I (the "Fund") are invested solely in the MetLife Stock Index Portfolio of the Metropolitan Series Fund which may impose a redemption fee in the future. The second table shows the Portfolio's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. More detail concerning this Portfolio's fees and expenses is contained in the prospectus for this Portfolio. The Current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.


FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2013


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.27%       0.27%

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


                                       DISTRIBUTION               ACQUIRED     TOTAL                      NET TOTAL
                                          AND/OR                 FUND FEES     ANNUAL      FEE WAIVER      ANNUAL
                          MANAGEMENT      SERVICE       OTHER       AND      OPERATING   AND/OR EXPENSE   OPERATING
PORTFOLIO                     FEE      (12B-1) FEES   EXPENSES    EXPENSES    EXPENSES    REIMBURSEMENT   EXPENSES
------------------------ ------------ -------------- ---------- ----------- ----------- ---------------- ----------
METROPOLITAN SERIES FUND
 -- CLASS A
 MetLife Stock Index
  Portfolio.............    0.25%          --          0.02%        --        0.27%          0.01%         0.26%

The information shown in the table above was provided by the Portfolio and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.


THE PORTFOLIO


PORTFOLIO                         INVESTMENT OBJECTIVE                  INVESTMENT ADVISER/SUBADVISER
-------------------------------   -----------------------------------   -------------------------------
METROPOLITAN SERIES FUND --
 CLASS A
MetLife Stock Index Portfolio     Seeks to track the performance of     MetLife Advisers, LLC
                                  the Standard & Poor's 500(R)          Subadviser: MetLife Investment
                                  Composite Stock Price Index.          Management, LLC

HIGHLIGHTS


DISTRIBUTION OF THE CONTRACTS


Effective April 28, 2014, MetLife Investors Distribution Company ("MLIDC") replaced New England Securities Corporation as the principal underwriter and distributor of the contracts. The principal executive offices of MLIDC are located at 1095 Avenue of the Americas, New York, NY 10036.


FINANCIAL STATEMENTS


The financial statements for the Sub-Account of the Separate Account are attached. Upon request, financial statements for the insurance company will be sent to you without charge.







       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


Distributor:                                           (800) 848-3854
MetLife Investors Distribution Company

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